                                                                 EXHIBIT 10.46.2

                                                                [CONFORMED COPY]


================================================================================



                         ACQUIRED SLOT TRUST AGREEMENT

                              DECLARATION OF TRUST

                          DATED AS OF DECEMBER 9, 1997

                                 BY AND BETWEEN

                           TRANS WORLD AIRLINES, INC.

                                      AND

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                       AS

                                  SLOT TRUSTEE

                     11 1/2%  SENIOR SECURED NOTES DUE 2004



================================================================================

                               TABLE OF CONTENTS

ARTICLE 1   DEFINITIONS AND INCORPORATION BY REFERENCE.......................   2

     Section 1.01.   Definitions.............................................   2
     Section 1.02.   Rules of Construction...................................   2

ARTICLE 2 NAME...............................................................   2

     Section 2.01.   Name....................................................   2

ARTICLE 3   PURPOSE OF SLOT TRUST............................................   2

     Section 3.01.   Purpose.................................................   2

ARTICLE 4   CONVEYANCE OF SLOTS, ORIGINAL ISSUANCE OF CERTIFICATE............   2

     Section 4.01.   Holding and Conveyance of Slots.........................   2
     Section 4.02.   Aby Slot Trustee........................................   3
     Section 4.03.   Execution of Beneficial Interest Certificate............   3

ARTICLE 5   OWNERSHIP AND TRANSFER OF SLOT TRUST ASSETS......................   3

     Section 5.01.   Ownership of Slot Trust Assets..........................   3
     Section 5.02.   Transfer of Slot Trust Assets...........................   4

ARTICLE 6   BENEFICIAL INTEREST IN THE SLOT TRUST............................   4

     Section 6.01.   Ownership of Beneficial Interest........................   4
     Section 6.02.   Transfer of Beneficial Interest.........................   4

ARTICLE 7   THE SLOT TRUSTEE.................................................   5

     Section 7.01.   Management of the Slot Trust............................   5
     Section 7.02.   Powers..................................................   5
     Section 7.03.   Principal Transactions..................................   6
     Section 7.04.   Service in Other Capacities.............................   6
     Section 7.05.   Resignation and Removal of Slot Trustee.................   6
     Section 7.06.   Successor Slot Trustee..................................   6

ARTICLE 8  LIMITATION OF LIABILITY AND INDEMNIFICATION.......................   6

     Section 8.01.   Limitation of Slot Trustee Liability....................   6
     Section 8.02.   Indemnification of Slot Trustee.........................   7
     Section 8.03.   Duties of Slot Trustee..................................   7
     Section 8.04.   Rights of Slot Trustee..................................   8

ARTICLE 9   VOTING POWERS OF HOLDER OF RECORD OF BENEFICIAL INTEREST.........   9

     Section 9.01.   No Voting Power.........................................   9

ARTICLE 10  MISCELLANEOUS....................................................   9

                                      (i)

     Section 10.01.  Slot Trust Expenses, Etc................................   9
     Section 10.02.  Term of Slot Trust; Filing of Copies....................   9
     Section 10.03.  Discharge of Slot Trustee; Termination of
                     Slot Trust..............................................   9
     Section 10.04.  Amendment Procedure.....................................  10
     Section 10.05.  References to Slot Trust and Slot Trustee...............  10
     Section 10.06   Notices; Waivers........................................  10
     Section 10.07.  Amendments, Etc.........................................  11
     Section 10.08.  No Waiver; Remedies.....................................  11
     Section 10.09.  Conflict with Trust Indenture Act of 1939...............  12
     Section 10.10.  Holidays................................................  12
     Section 10.11.  Successors and Assigns..................................  12
     Section 10.12   Governing Law; Waiver of Jury Trial.....................  12
     Section 10.13.  Indemnification.........................................  12
     Section 10.14.  Effect of Headings......................................  13
     Section 10.15.  No Adverse Interpretation of Other Agreement............  13
     Section 10.16.  No Recourse Against Others..............................  13
     Section 10.17.  Counterpart Originals...................................  13
     Section 10.18.  Severability............................................  13
     Section 10.19   Benefits of Agreement Restricted........................  13
     Section 10.20.  Survival Provisions.....................................  13

     SIGNATURE PAGE..........................................................  14

     Schedule I    -  Acquired Slots........................................... I-1
     Schedule II   -  Prior Third Party Licenses.............................. II-1
     Exhibit A     -  Form of Deed of Conveyance......................... A-1 to A3
     Exhibit B     -  Form of Beneficial Interest Certificate and
                      Power.............................................. B-1 to B3
     Exhibit C     -  Form of Master Sub-License Agreement............. C-1 to C-15
     Exhibit 1     -  Form of Monthly Report to Slot Trustee.................. C-16
     Exhibit 2     -  Instruction to Transfer Operator Status................. C-17
     Schedule 1    -  Slot Release Schedule................................... C-18

                                     (ii)

                         ACQUIRED SLOT TRUST AGREEMENT

                             DECLARATION OF TRUST
                         DATED AS OF DECEMBER 9, 1997

     DECLARATION OF TRUST (together with all amendments and supplements hereto, this "Agreement"), made as of December 9, 1997, executed by TRANS WORLD AIRLINES, INC., a Delaware corporation, having an office at 515 N. 6th Street, St. Louis, Missouri 63101 (herein, together with its successors and assigns, "TWA"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, having an office at 79 South Main Street, Salt Lake City, Utah 84111, as trustee (or its successor in interest or any successor trustee appointed as hereinafter provided and its assigns, the "Slot Trustee");

                               R E C I T A L S:

     WHEREAS, TWA has duly authorized the issuance of $140,000,000 aggregate principal amount outstanding of its 11 1/2% Senior Secured Notes due 2004 pursuant to an Indenture (together with all amendments, modifications and supplements thereto, the "Indenture") dated as of December 9, 1997 between TWA and First Security Bank, National Association (the "Trustee"); and

     WHEREAS, the Indenture requires TWA to establish the Slot Trust for the purpose of holding the Acquired Slots described in Schedule I for the benefit of the Holders of the Securities; and

     WHEREAS, this Agreement establishes the Slot Trust for the purpose of holding the Acquired Slots for the benefit of Holders of the Securities (as defined in the Definitions Appendix described below); and

     WHEREAS, as a result of the foregoing, pursuant to the terms of the Indenture and in order to secure the due and punctual payment, performance and observance in full of the Obligations (as defined in the Definitions Appendix), the Beneficial Interest and the Beneficial Interest Certificate, among other things, will be pledged to the Collateral Agent pursuant to the Pledge Agreement for the equal and ratable benefit of the Holders of the Securities; and

     WHEREAS, TWA has duly authorized the execution and delivery of this Agreement.

     NOW, THEREFORE, both parties agree as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities:

             ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.01.   Definitions.  Capitalized terms used and not otherwise
                     -----------
defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached to the Indenture as Appendix I, which shall be a part of this Acquired Slot Trust Agreement as if fully set forth in this place.

     Section 1.02.   Rules of Construction.  The rules of construction for
                     ---------------------
this Acquired Slot Trust Agreement are set forth in Section 2 of the Definitions Appendix.

                                ARTICLE 2. NAME

     Section 2.01.   Name.  The Slot Trust established by this Agreement shall
                     ----
be known as the ACQUIRED SLOT TRUST NO. 2 (together with all amendments and supplements hereto, the "Slot Trust").

                       ARTICLE 3. PURPOSE OF SLOT TRUST

     Section 3.01.   Purpose. The purpose for which the Slot Trust has been
                     -------
formed is (i) to acquire and hold, for the benefit of the holder of the Beneficial Interest and the Beneficial Interest Certificate, the Acquired Slots assigned, transferred and conveyed to the Slot Trust pursuant to the Deed of Conveyance, dated as of December 9, 1997, delivered by TWA to the Slot Trustee in substantially the form attached as Exhibit A hereto (the "Deed of Conveyance"), and subsequent deeds of conveyance substantially similar in form and substance to the Deed of Conveyance (each a "Subsequent Deed of Conveyance") pursuant to which TWA has transferred and may transfer Slots to the Slot Trust, the pledge of the Beneficial Interest therein to serve as security for the payment and performance of the Obligations, and (ii) to transfer such Acquired Slots, all in accordance with the terms and conditions set forth in this Agreement, the Master Sub-License Agreement and the Indenture.

             ARTICLE 4. CONVEYANCE OF SLOTS, ORIGINAL ISSUANCE OF
                                  CERTIFICATE

     Section 4.01.   Holding and Conveyance of Slots.  TWA by the execution and
                     -------------------------------
delivery hereof, confirms that pursuant to the Deed of Conveyance, it is assigning, transferring and conveying to the Slot Trust the Acquired Slots described in Schedule I, in each case free and clear of liens, encumbrances and rights of others (except for (i) Acquired Slots which are subject to the Prior Third Party Licenses listed in Schedule II hereto, and (ii) Acquired Slots subject to Slot Trades) and without recourse (such Acquired Slots, together with all other Slots which may, from time to time, be assigned, transferred and conveyed to the Slot Trust from TWA pursuant to the Master Sub-License Agreement or otherwise, but excluding any Acquired Slots which have been released and assigned, transferred and reconveyed to TWA from the Slot Trust (unless later reassigned, retransferred and reconveyed to the Slot Trust) pursuant to the Master Sub-License

Agreement, herein being collectively referred to as the "Acquired Slots" or the "Slot Trust Assets"), subject to the terms hereof.

     Section 4.02.   Acceptance by Slot Trustee.  The Slot Trustee acknowledges
                     --------------------------
the prior or concurrent assignment, transfer and conveyance to it of the Acquired Slots referred to in Section 4.01 hereof and declares that it holds and will hold all Slot Trust Assets received by it hereunder in trust, in accordance with, and subject to, the terms herein set forth.

     Section 4.03.   Execution of Beneficial Interest Certificate.  The Slot
                     --------------------------------------------
Trustee shall execute and record the ownership of the Beneficial Interest Certificate in accordance with Section 6.01 and deliver it to the Collateral Agent, whereafter the Beneficial Interest shall be represented by the Beneficial Interest Certificate, subject to all the terms hereof.

            ARTICLE 5. OWNERSHIP AND TRANSFER OF SLOT TRUST ASSETS

     Section 5.01.   Ownership of Slot Trust Assets.  The Slot Trust Assets
                     ------------------------------
shall be held separate and apart from any assets now or hereafter held in any capacity other than as trustee hereunder by the Slot Trustee. All the assets of the Slot Trust shall at all times be considered as vested in the Slot Trustee. For so long as the Slot Trust Assets are held by the Slot Trust, TWA shall not, and shall not be deemed to, have ownership in, or any rights of the holder of record at the FAA with respect to, any Slot Trust Asset or any right of partition or possession thereof, but TWA or its permitted assignee shall have an undivided beneficial ownership interest in the entire Slot Trust. It is the intent hereof that by the Deed of Conveyance, any Subsequent Deed of Conveyance, this Agreement and the Master Sub-License Agreement, TWA (for all purposes other than tax purposes) has assigned, transferred and conveyed (or in the case of any Subsequent Deed of Conveyance, will have assigned, transferred and conveyed) its entire interest in the Acquired Slots to the Slot Trust subject to no Liens except Permitted Collateral Liens, and that TWA can only acquire an interest therein upon satisfaction of all the Obligations or under the limited circumstances set forth in Article 6 of the Master Sub-License Agreement. If, notwithstanding TWA's failure to satisfy all the Obligations or comply with said
Article 6, it is held or determined that any present or future right or interest in any Acquired Slot does so exist in TWA by contingent right of reverter, expectancy or otherwise, TWA agrees that such holding or determination is contrary to the intent hereof and that it has no right to, and shall not, transfer or otherwise place any Lien upon such interest or make any agreement or understanding to do so unless and until all the Obligations have been satisfied or such Acquired Slot shall have ceased to be an Acquired Slot for all purposes hereof and of the Master Sub-License Agreement.

     Section 5.02.   Transfer of Slot Trust Assets.  Except as provided in the
                     -----------------------------
Master Sub-License Agreement, including Section 6.02 thereof, until such time as the Slot Trust receives notice from the Indenture Trustee that (i) TWA has satisfied all of its Obligations or (ii) acceleration of TWA's obligations under the Securities has occurred, the Slot Trust shall not transfer any of the Slot Trust Assets. Upon receipt of notice from the Indenture Trustee that no Event of Default exists and TWA has satisfied all of the Obligations, the Slot Trustee shall, subject to the provisions of Section 9.02 of the Master Sub-License Agreement, and except as otherwise provided in Section 9.02 thereof, reassign, retransfer and reconvey to TWA or its designee by deed of conveyance, without recourse, representation or warranty, all of the Acquired Slots then held as Slot Trust Assets. Upon receipt of notice from the Indenture Trustee that acceleration of TWA's obligations under the Securities has occurred, the Slot Trust, upon direction from the Indenture Trustee, shall take all such actions as are appropriate and necessary, in the exercise of its sole and exclusive discretion, to protect the interests of the Holders of the Securities, including without limitation, to deny TWA use of the Acquired Slots (the Master Sub-License Agreement having terminated), to cause or allow the termination of, enforce attornment obligations under or otherwise deal with Third-Party Licenses and to transfer by deed of conveyance without recourse, representation or warranty any or all of the Acquired Slots.

     Notwithstanding the foregoing, if the Slot Trust or the Slot Trustee (in its capacity as Slot Trustee) receives any Property other than Slot Trust Assets (including, without limitation, cash and/or Investment Securities) such Property shall be immediately delivered to the Collateral Agent.

               ARTICLE 6. BENEFICIAL INTEREST IN THE SLOT TRUST

     Section 6.01.   Ownership of Beneficial Interest.  TWA shall be the holder
                     --------------------------------
of record of the Beneficial Interest Certificate; provided however that upon acceleration of the Securities in accordance with the Indenture, the Collateral Agent may at any time in its discretion and without notice to TWA request that the Slot Trustee transfer to or register in its name the Beneficial Interest Certificate, and thereupon shall become holder of record of such certificate. The ownership of the Beneficial Interest and the Beneficial Interest Certificate shall be recorded by the Slot Trustee on the books of the Slot Trust. The record books of the Slot Trust shall be conclusive as to who is the holder of record of the Beneficial Interest and the Beneficial Interest Certificate.

     Section 6.02.   Transfer of Beneficial Interest.  So long as TWA is
                     -------------------------------
recorded on the books of the Slot Trust as the holder of record of the Beneficial Interest and the Beneficial Interest Certificate, TWA shall not transfer or assign the Beneficial Interest and/or the Beneficial Interest Certificate to any Person, except that TWA may pledge, transfer or assign the Beneficial Interest and the Beneficial Interest Certificate to the Collateral Agent under the Pledge Agreement and to no other Person. At such time as the Collateral Agent becomes the holder of record of the Beneficial Interest and the Beneficial Interest Certificate, the Beneficial Interest and the Beneficial Interest Certificate shall be fully transferable and assignable. Any assignment of the Beneficial Interest or Beneficial Interest Certificate in violation of this Agreement shall be null and void ab initio.

                          ARTICLE 7. THE SLOT TRUSTEE

     Section 7.01.   Management of the Slot Trust.  The business and affairs of
                     ----------------------------
the Slot Trust shall be managed by the Slot Trustee, and the Trustee shall have all powers granted to it pursuant to applicable law and under this Agreement.

     Section 7.02.   Powers.  The Slot Trustee in all instances shall carry out
                     ------
its duties under this Agreement without interference by TWA. The Slot Trustee shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments necessary in connection with its duties under this Agreement. In addition to the powers granted to the Slot Trustee pursuant to applicable law and subject to any applicable limitation in this Agreement, the Slot Trustee shall have power and authority:

               (a) To enter into and perform on behalf of the Slot Trust the Master Sub-License Agreement, under substantially the terms and conditions set forth in the form of such agreement attached as Exhibit C hereto;

               (b) To hold on behalf of the Slot Trust the Acquired Slots assigned, transferred and conveyed to the Slot Trust from TWA pursuant to the Deed of Conveyance or any Subsequent Deed of Conveyance from TWA;

               (c) To cancel, terminate and declare null and void the Master Sub- License Agreement pursuant to the terms of such agreement;

               (d) After acceleration of TWA's obligations under the Securities in accordance with the Indenture (i) to take such actions as are appropriate and necessary in the exercise of its sole and exclusive discretion, to enter into, cause or allow the termination of, enforce attornment obligations under or otherwise deal with sublicenses and Third-Party Licenses and (ii) to assign, transfer and convey by deed of conveyance, without recourse, representation or warranty, any or all of the Acquired Slots, upon direction of the Indenture Trustee;

               (e) To transfer to the Collateral Agent any property other than Slot Trust Assets (including, without limitation, cash and/or Investment Securities) delivered to it; and

               (f) To reassign, retransfer and reconvey by deed of conveyance without recourse, representation or warranty (except as otherwise provided in Section 9.02 of the Master Sub-License Agreement) to TWA the Acquired Slots held as Slot Trust Assets, upon receipt of notice from the Indenture Trustee of satisfaction by TWA of all its Obligations or under certain circumstances with respect to certain Acquired Slots as set forth in the Master Sub-License Agreement.

     Section 7.03.   Principal Transactions.  The Slot Trustee shall not on
                     ----------------------
behalf of the Slot Trust, or otherwise, transfer any Slot Trust Assets or any other property delivered to the Slot Trustee or the Slot Trust from the Slot Trust or sell or lend any Slot Trust Assets or any other property delivered to the Slot Trustee or the Slot Trust to any person, except as set forth in Sections 5.02 and 7.02 hereof.

     Section 7.04.   Service in Other Capacities.  The Slot Trustee may serve in
                     ---------------------------
any other capacity on its own behalf or on behalf of others (and must serve as Indenture Trustee and as

Collateral Agent), and may engage in such other business activities in addition to its services on behalf of the Slot Trust as may be desirable and permissible under any applicable law. The Slot Trustee agrees to, and shall have the benefit of, all provisions of the Indenture and the Operative Documents stated therein to be agreements of or applicable to the Slot Trustee.

     Section 7.05.   Resignation and Removal of Slot Trustee.  The Slot Trustee
                     ---------------------------------------
may resign or be removed and a successor Slot Trustee appointed in accordance with the terms of Section 7.8 of the Indenture; provided, however, that upon the occurrence of an Event of Default, the Slot Trustee shall, if required under applicable law to preserve the existence of the Slot Trust, resign and/or appoint a successor individual trustee who shall be an individual person and shall for all purposes be the Slot Trustee hereunder.

     Section 7.06.   Successor Slot Trustee.  Any successor Slot Trustee
                     ----------------------
appointed as provided in Section 7.05 hereof or which became a successor Slot Trustee in accordance with Section 7.8 of the Indenture shall execute, acknowledge and deliver to TWA and to its predecessor Slot Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Slot Trustee shall become effective, and such successor Slot Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Slot Trustee herein. The predecessor Slot Trustee shall deliver to the successor Slot Trustee all documents and statements held by it hereunder, and TWA and the predecessor Slot Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully, and certainty in, vesting and confirming in the successor Slot Trustee all such rights, powers, duties and obligations.

            ARTICLE 8. LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 8.01.   Limitation of Slot Trustee Liability.  Every act or thing
                     ------------------------------------
done or omitted, and every power exercised or obligation incurred by the Slot Trustee in the administration of the Slot Trust or in connection with any business, property or concerns of the Slot Trust, whether ostensibly in its own name or in its capacity as Slot Trustee, shall be done, omitted, exercised or incurred by it as Slot Trustee; and every person contracting or dealing with the Slot Trustee or having any debt, claim or judgment against it shall look only to TWA for payment or satisfaction; and the Slot Trustee shall not be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Slot Trust Assets or the conduct of any business of the Slot Trust.

     Except as provided in Section 9.01 of the Master Sub-License Agreement, the Slot Trustee does not make and shall not be deemed to have made any representation or warranty, expressed or implied, as to the title, merchantability, compliance with specifications, condition, design, operation, fitness for use or for a particular purpose, or any other representation or warranty whatsoever, expressed or implied, with respect to the Slot Trust Assets.

     The Slot Trustee shall not be subject to any personal liability whatsoever to any person for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Slot Trustee to redress any breach of trust) and all Persons shall look solely to TWA for satisfaction of claims of any nature arising in connection with the affairs of the Slot Trust, except for the Slot Trustee's own bad faith or negligence.

     Section 8.02.   Indemnification of Slot Trustee.  TWA shall indemnify and
                     -------------------------------
hold harmless the Slot Trustee to the same extent provided for the Indenture Trustee under Section 7.7 of the Indenture, and the Slot Trustee shall have those rights set forth in such Section 7.7 for the Indenture Trustee.

     Section 8.03.   Duties of Slot Trustee.  If an Event of Default has
                     ----------------------
occurred and is continuing, the Slot Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in such exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     Except during the continuance of an Event of Default:

          (a) The Slot Trustee need perform only those duties as specifically set forth in this Agreement and no others.

          (b) In the absence of bad faith on its part, the Slot Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Slot Trustee and conforming to the requirements of this Agreement. However, the Slot Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

          (c) The Slot Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i)   This paragraph (c) does not limit the effect of paragraph
          (b) of this Section 8.03 or of Section 8.04 hereof;

               (ii) The Slot Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Slot Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Slot Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.02 hereof; and

               (iv) The Slot Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (d) Every provision of this Agreement that in any way relates to the Slot Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 8.03.

          (i) Except as specifically set forth herein, in the Master Sub-License Agreement or in the Pledge Agreement, the Slot Trustee shall have no duty (i) to perform any recording or filing in connection with the Slot Trust Assets, (ii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien owing with respect to, or assessed or levied against, any part of the Slot Trust Assets, or (iii) to take any other actions in connection with the use, operation, management or maintenance of the Slot Trust Assets.

     Section 8.04.   Rights of Slot Trustee.  (a) The Slot Trustee may rely on
                     ----------------------
any document believed by it to be genuine and to have been signed or presented by the proper person. The Slot Trustee need not investigate any fact or matter stated in any such document.

          (b) Before the Slot Trustee acts or refrains from acting, it may require an Opinion of Counsel, satisfactory to the Slot Trustee in its reasonable discretion, which shall conform to Section 11.5 of the Indenture. The Slot Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

          (c) The Slot Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Slot Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers. The Slot Trustee shall have the right at any time to seek instruction concerning the administration of this Agreement or the trust created thereby from any court of competent jurisdiction.

          (e) The Slot Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      ARTICLE 9. VOTING POWERS OF HOLDER OF RECORD OF BENEFICIAL INTEREST

     Section 9.01.   No Voting Power.  So long as TWA is the holder of record of
                     ---------------
the Beneficial Interest and the Beneficial Interest Certificate, TWA shall have no voting power with respect to any matter relating to the Slot Trust, unless, and only to the extent, required by law, which vote shall be exercised by the Collateral Agent. At such time as the Collateral Agent becomes the holder of record of the Beneficial Interest and the Beneficial Interest Certificate, the Collateral Agent shall have all voting power with respect to any and all matters relating to the Slot Trust, including, without limitation, the dissolution of the Slot Trust, any direction to the Slot Trustee to make distributions, in kind or otherwise, or any direction to the Slot Trustee to sell, lease or otherwise dispose of the Slot Trust Assets; provided these powers are not in derogation of any powers or rights exercisable by the Slot Trustee under Section 7.02.

                           ARTICLE 10. MISCELLANEOUS

     Section 10.01.  Slot Trust Expenses, Etc.  TWA shall pay all reasonable
                     ------------------------
expenses and disbursements of the Slot Trust and the Slot Trustee, including, without limitation, taxes (to the extent provided in Section 4.02 of the Pledge Agreement), fees and commissions of every kind incurred in connection with the activities of the Slot Trust; expenses of registering and qualifying the Slot Trust and the Beneficial Interest under Federal and State laws and regulations, legal expenses, and such non-recurring items as may arise, including litigation to which the Slot Trust or the Slot Trustee is a party, and for all losses and liabilities incurred in administering the Slot Trust.

     Section 10.02.  Term of Slot Trust; Filing of Copies.  The term of the
                     ------------------------------------
Slot Trust shall be from the date of this Agreement to and including such time as all of the Slot Trust Assets have been assigned, transferred and conveyed pursuant to the terms set forth herein. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Slot Trustee.

     Section 10.03.  Discharge of Slot Trustee; Termination of Slot Trust.
                     ----------------------------------------------------
Upon completion of the assignment, transfer and conveyance of the Slot Trust Assets pursuant to the terms set forth herein, the Slot Trustee shall be discharged of any and all further liabilities and duties hereunder and this Slot Trust and the right, title and interest of all parties hereto shall be canceled and discharged.

     Section 10.04.  Amendment Procedure.  (a) Except as provided in Section
                     -------------------
10.04(b) hereof and subject to Section 4.11 of the Indenture and Article 9 of the Indenture, this Agreement may be amended by TWA and the Slot Trustee only with the affirmative vote of the Required Holders; provided, however, that the
                                                   --------
affirmative vote of each Holder shall be required to amend this Section 10.04.

          (b) TWA and the Slot Trustee may also amend this Agreement without the vote of the Holders of the Securities if such parties each deem it necessary to cure any ambiguity, defect or inconsistency or conform the Slot Trust and/or this Agreement to the requirements of applicable laws, so long as such amendment or amendments do not have a material adverse effect on the interests of the Holders, but the Slot Trustee shall not be liable for failing so to do.

          (c) Notwithstanding the foregoing, nothing contained in this Agreement shall permit any amendment of this Agreement which would impair the exemption from personal liability of the Slot Trustee.

     Section 10.05.  References to Slot Trust and Slot Trustee.  All references
                     -----------------------------------------
in this Agreement and all other Operative Documents to the Slot Trust or the Slot Trustee shall be to both the Slot Trust and the Slot Trustee unless such a reference would render the provision in which it is contained meaningless or ambiguous.

     Section 10.06.  Notices; Waivers.  Any request, demand, authorization,
                     ----------------
direction, notice, consent, waiver or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with

          (a) TWA shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by first-class mail, or by a nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to TWA at:

               Trans World Airlines, Inc.
               One City Centre
               515 N. 6th Street
               St. Louis, Missouri  63101

               Attention:  Senior Vice President & General Counsel

               Telecopier No.:  (314) 589-3267

          (b) the Slot Trustee shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by registered or certified mail, or by a nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to or with the Slot Trustee at:

               First Security Bank, National Association
               79 South Main Street
               Salt Lake City, Utah  84111

               Attention:  Corporate Trust Department

               Telecopier No.:  (801) 246-5528

or to any of the above parties at any other address or telecopier number subsequently furnished in writing by it to each of the other parties listed above. An affidavit by any person representing or acting on behalf of TWA or the Slot Trustee as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or communication.

     Any notice or communication mailed to a Holder shall be mailed to such Holder by first-class mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, at such Holder's address as it appears on the Register and shall be sufficiently given to such Holder if so mailed within the time prescribed.

     Failure to mail a notice or send a communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Notices to the Slot Trustee or to TWA are deemed given only when received. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Holders shall be filed with the Slot Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 10.07.  Amendments, Etc.  No amendment or waiver of any provision
                     ---------------
of this Agreement nor consent to any departure by TWA therefrom shall in any event be effective unless the same shall be in writing, approved by the Required Holders (to the extent required herein or by the Indenture) and signed by the Slot Trustee, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

     Section 10.08.  No Waiver; Remedies.  (a) No failure on the part of he
                     -------------------
Slot Trustee to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right, or constitute an election precluding any other or further exercise of any alternative right, of the Slot Trustee, the Collateral Agent or the Indenture Trustee under the Indenture or any Operative Document. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or the Indenture, the Securities or any of the other Operative Documents.

          (b) Failure by the Slot Trustee at any time or times hereafter to require strict performance by TWA or any other Person of any of the provisions, warranties, terms or conditions contained herein or in any of the Indenture, the Securities or any other Operative Documents now or at any time or times hereafter executed by TWA or any such other Person and delivered to the Slot Trustee shall not waive, affect or diminish any right the Slot Trustee at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Slot Trustee or any agent, officer or employee of the Slot Trustee.

     Section 10.09.  Conflict with Trust Indenture Act of 1939.  If and to the
                     -----------------------------------------
extent any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

     Section 10.10.  Holidays.  In the event that any date for the payment of
                     --------
any amount due hereunder shall not be a Business Day, such payments (notwithstanding any other provision of this Agreement) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from such due date to and including the next succeeding Business Day.

     Section 10.11.  Successors and Assigns.  This Agreement and all
                     ----------------------
obligations of TWA hereunder shall be binding upon the successors and permitted assigns of TWA and shall, together with the rights and remedies of the Slot Trustee hereunder, inure to the benefit of the Slot Trustee, the Holders, and their respective successors and assigns. TWA and the Slot Trustee understand and agree that the interest of TWA under this Agreement is not assignable and that any attempt to assign all or any portion of this Agreement by TWA shall be null and void except for an assignment in connection with a merger, consolidation or sale of substantially all TWA's assets permitted under the Indenture.

     Section 10.12.  Governing Law; Waiver of Jury Trial.
                     -----------------------------------

          (a) The laws of the State of New York shall govern this Agreement without regard to principles of conflict of laws.

          (b) TWA and the Slot Trustee each waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with this Agreement. Instead, any disputes resolved in court will be resolved in a bench trial without a jury.

     Section 10.13.  Indemnification.  TWA agrees to pay, and to save the Slot
                     ---------------
Trustee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Agreement.

     Section 10.14.  Effect of Headings.  The Article and Section headings and
                     ------------------
the Table of Contents contained in this Agreement have been inserted for convenience of reference only, and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     Section 10.15.  No Adverse Interpretation of Other Agreement.  This
                     --------------------------------------------
Agreement may not be used to interpret any security agreement of TWA or any of its Subsidiaries which is unrelated to the Indenture, the Securities or the other Operative Documents. Any such security agreement may not be used to interpret this Agreement.

     Section 10.16.  No Recourse Against Others.  A director, officer, employee
                     --------------------------
or stockholder, as such, of TWA shall not have any liability for any obligations of TWA under this Agreement or for any claim based on, in respect of or by reason of such obligations or its creation.

     Section 10.17.  Counterpart Originals.  This Agreement may be signed in
                     ---------------------
two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     Section 10.18.  Severability.  The provisions of this Agreement are
                     ------------
severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction, and a Holder shall have no claim therefor against any party hereto.

     Section 10.19.  Benefits of Agreement Restricted.  Subject to the
                     --------------------------------
provisions of Section 10.11 hereof, nothing in this Agreement, express or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and the Holders, any legal or equitable right, remedy or claim under or in respect of this Agreement or under any covenant, condition, or provision herein contained, all such covenants, conditions and provisions being for the sole benefit of the parties hereto and their successors and of the Holders.

     Section 10.20.  Survival Provisions.  Notwithstanding any right of the
                     -------------------
Collateral Agent, the Initial Purchasers or any of the Holders to investigate the affairs of TWA, and notwithstanding any knowledge of facts determined or determinable by any of them pursuant to such investigation or right of investigation, all representations, warranties and covenants of TWA contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Acquired Slot Trust Agreement to be duly executed, all as of the date first above written.


                                    TRANS WORLD AIRLINES, INC.



                                    By: /s/ Michael J. Lichty
                                        -----------------------------------
                                            Name: Michael J. Lichty
                                            Title: Vice President
                                                   Corporate Finance


                                    FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, as Slot Trustee



                                    By: /s/ Nancy M. Dahl
                                        -----------------------------------
                                            Name: Nancy M. Dahl
                                            Title: Vice President

                                                                      SCHEDULE I
                                                TO ACQUIRED SLOT TRUST AGREEMENT

                                ACQUIRED SLOTS
                                --------------

     The Acquired Slots consist of thirty (30) slots at Washington National Airport more particularly identified by number, time and frequency as follows:

Slot Number           Slot Time                     A/D                 Frequency
DCA A 1521               0700                        N                     DLY
DCA A 1585               0700                        N                     DLY
DCA A 1496               0800                        N                     DLY
DCA A 1051               0900                        N                     DLY
DCA A 1616               1000                        N                     DLY
DCA A 1139               1100                        N                     DLY
DCA A 1272               1200                        N                     DLY
DCA A 1481               1200                        N                     DLY
DCA A 1381               1300                        N                     DLY
DCA A 1420               1300                        N                     DLY
DCA A 1543               1400                        N                     DLY
DCA A 1666               1400                        N                     DLY
DCA A 1208               1500                        N                     DLY
DCA A 1345               1500                        N                     DLY
DCA A 1312               1600                        N                     DLY
DCA A 1460               1600                        N                     DLY
DCA A 1473               1600                        N                     DLY
DCA A 1625               1600                        N                     DLY
DCA A 1221               1700                        N                     DLY
DCA A 1411               1700                        N                     DLY
DCA A 1561               1700                        N                     DLY
DCA A 1074               1800                        N                     DLY
DCA A 1100               1800                        N                     DLY
DCA A 1292               1900                        N                     DLY
DCA A 1353               1900                        N                     DLY
DCA A 1396               1900                        N                     DLY
DCA A 1441               2000                        N                     DLY
DCA A 1559               2000                        N                     DLY
DCA A 1575               2200                        N                     DLY
DCA A 1642               2200                        N                     DLY

                                                                     SCHEDULE II
                                                TO ACQUIRED SLOT TRUST AGREEMENT

                          PRIOR THIRD PARTY LICENSES
                          --------------------------

                                                                End of
                Slot                                           Remaining
Slot number     time     A/D    Frequency       Carrier          Term
------------  -------- ------- -----------   ------------    ------------
DCA A 1208      1500      N       DLY          American         6/30/98
                                               Airlines

DCA A 1345      1500      N       DLY          American         6/30/98
                                               Airlines

                                                                       EXHIBIT A

                        TO ACQUIRED SLOT TRUST AGREEMENT



_______________________________________________________________________________



                                    FORM OF

                              DEED OF CONVEYANCE

                                      AND

                              ASSIGNMENT OF SLOTS

                                     FROM

                          TRANS WORLD AIRLINES, INC.

                                      TO

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

               AS SLOT TRUSTEE OF THE ACQUIRED SLOT TRUST NO. 2



                     11 1/2% SENIOR SECURED NOTES DUE 2004



_______________________________________________________________________________

                                                                       EXHIBIT A

                                    FORM OF

                            DEED OF CONVEYANCE AND
                              ASSIGNMENT OF SLOTS

     FOR VALUE RECEIVED the undersigned TRANS WORLD AIRLINES, INC. ("TWA") on behalf of itself and for its successors and assigns does hereby assign, transfer and convey to the ACQUIRED SLOT TRUST NO. 2 (together with all amendments and supplements thereto, the "Slot Trust") created by that certain Acquired Slot Trust Agreement Declaration of Trust dated as of December 9, 1997 (as the same may be amended and supplemented from time to time, the "Acquired Slot Trust Agreement"), with First Security Bank, National Association, a national banking association, as trustee (together with its successors in trust and assigns the "Slot Trustee") all of the rights, titles, interests and privileges of TWA in and to the primary operating authority granted by the Federal Aviation Administration (the "FAA") pursuant to Title 14 of the Code of Federal Regulations, Part 93, Subparts K & S, as amended from time to time, or any recodification thereof in any regulation ("Title 14"), to conduct certain Instrument Flight Rule (as defined under the Federal Aviation Act of 1958, as amended) take-offs or landings in specified one-hour or half-hour periods (the "Slots," each of which is set forth on Schedule I.). Capitalized terms used herein and not otherwise defined have the respective meanings ascribed to them in the Acquired Slot Trust Agreement or incorporated therein by reference.

     The reference to the Slot Trustee having "transferred" to TWA the Acquired Slots in the parties' facsimile transmittal to the Office of Slot
Administration, Office of the Chief Counsel - Slot Transfers, Federal Aviation Administration, dated December 8, 1997, refers to the transfer made by the execution and delivery of this DEED OF CONVEYANCE.

     This Conveyance is an absolute and complete conveyance of all of the Slots.

     TWA shall have the exclusive temporary leasehold or sub-license for the use of the Slots during the period set forth in that certain Master Sub-License Agreement between the Slot Trustee and TWA, dated as of December 9, 1997 (as the same may be amended and supplemented from time to time, the "Master Sub-License Agreement"), subject to the terms thereof. The Slot Trustee, as trustee of the Slot Trust, shall continue to be the holder of record at the FAA with respect to the Slots, subject to the regulations adopted by the FAA pursuant to authorization of the Secretary of Transportation of the United States.

     TWA does hereby warrant and represent to the Slot Trust and the Slot Trustee that it has been granted the Slots by the FAA pursuant to Title 14, subject only to regulation by the FAA, that TWA holds the Slots free and clear of any liens or other encumbrances or rights of others, subject only to (i) Slot Trades in effect on the date hereof, and (ii) the Third Party Licenses in effect on the date hereof and listed on Schedule II to the Acquired Slot Trust Agreement.

     TWA further warrants and represents that it has, at all times since obtaining each Slot, complied in all material respects with all of the terms, conditions and regulations set forth in

Title 14. With specificity, TWA warrants and represents that there are existing at this time no violations of the terms, conditions and regulations of the aforesaid regulatory enactments adopted by the FAA, the result of which would give the FAA in the exercise of its powers the right to terminate, cancel, withdraw or revoke any of the Slots.

     TWA further warrants and represents that it has used all of the Slots in accordance with Section 93.227 of Title 14 since the date that it obtained each of the Slots.

     TWA further warrants and represents that the Slots are not Slots which have been categorized as "essential air service Slots," "international Slots" or "temporary Slots" by the FAA.

     TWA further warrants and represents that the execution and delivery of this DEED OF CONVEYANCE and the execution of the related documents shall not and does not create a default or an event of default under any existing loan agreement, mortgage, deed of trust, indenture, contract or other material agreement to which TWA is a party, and does not violate any term, covenant and condition of any other material agreement with any regulatory authority or any of the provisions of the Certificate of Incorporation or By-Laws of TWA as in effect on the date hereof.

     IN WITNESS WHEREOF, the undersigned, TWA, by and through its duly undersigned authorized officer does hereby execute this DEED OF CONVEYANCE as of this 9th day of December, 1997.

                                    TRANS WORLD AIRLINES, INC.



                                    By:  _______________________________
                                             Name:
                                             Title:

Before me personally appeared this 9th
                                   ---
day of December, 1997,_________________
________, as _______________________ of
TRANS WORLD AIRLINES, INC., a Delaware
corporation, who in my presence did
execute this DEED OF CONVEYANCE and
acknowledged that he/she executed this
DEED OF CONVEYANCE for the purpose stated herein as an act and deed of said corporation.


__________________________________________
Name:


__________________________________________


Notarial Seal   __________________________



Acknowledged and Agreed to as of this 9th day of December, 1997.

ACQUIRED SLOT TRUST NO. 2

First Security Bank, National Association, as Slot Trustee on behalf of the Acquired
Slot Trust No. 2


By:   ____________________________________
Name:
Title:

After recording and confirmation please return to First Security Bank, National Association, 79 South Main Street, Salt Lake City, Utah 84111, Attention:
Corporate Trust Department

                                                                       EXHIBIT B


                       TO ACQUIRED SLOT TRUST AGREEMENT

________________________________________________________________________________


                        BENEFICIAL INTEREST CERTIFICATE

                                     UNDER

                         ACQUIRED SLOT TRUST AGREEMENT

                                    BETWEEN

                          TRANS WORLD AIRLINES, INC.

                                      AND

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                AS SLOT TRUSTEE



                     11 1/2% SENIOR SECURED NOTES DUE 2004



________________________________________________________________________________

              TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN
          RESTRICTIONS AND LIMITATIONS SET FORTH IN SECTIONS 5.02 AND
          6.02 OF THE ACQUIRED SLOT TRUST AGREEMENT REFERRED TO BELOW


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                      AS

                     SLOT TRUSTEE UNDER THE ACQUIRED SLOT
                    TRUST AGREEMENT DATED DECEMBER 9, 1997

                     BENEFICIAL INTEREST CERTIFICATE No. 1



                                                                December 9, 1997

     FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Slot Trustee (the "Slot Trustee") under the Acquired Slot Trust Agreement Declaration of Trust, dated as of December 9, 1997 (as the same may be amended and supplemented from time to time, the "Acquired Slot Trust Agreement") between TRANS WORLD AIRLINES, INC. ("TWA") and the Slot Trustee (capitalized terms used herein and not otherwise defined have the respective meanings ascribed to them in the Acquired Slot Trust Agreement or incorporated therein by reference), hereby certifies as follows:
(i) this Beneficial Interest Certificate is the Beneficial Interest Certificate referred to in the Acquired Slot Trust Agreement, which Beneficial Interest Certificate has been executed by the Slot Trustee; and (ii) TWA, as the holder of record of this Beneficial Interest Certificate (the "Holder"), has an undivided beneficial ownership interest in the entire Slot Trust; however, all the assets of the Slot Trust shall at all times be considered as vested in the Slot Trustee.

     The ownership of this Beneficial Interest Certificate shall be recorded by the Slot Trustee on the books of the Slot Trust, at the corporate trust office of the Slot Trustee at 79 South Main Street, Salt Lake City, Utah 84111,
Attention: Corporate Trust Department, or at the office of any successor Slot Trustee, in accordance with Section 6.01 of the Acquired Slot Trust Agreement.

     Reference is hereby made to the Acquired Slot Trust Agreement, the Pledge and Security Agreement dated as of December 9, 1997 between TWA and the Collateral Agent thereunder, the Indenture dated as of December 9, 1997 between TWA and the Trustee (as defined therein) and the Master Sub-License Agreement dated as of December 9, 1997 between TWA and the Slot Trustee for a statement of the rights of the Holder of this Beneficial Interest Certificate, as well as for a statement of the terms and conditions of the trust created by the Acquired Slot Trust

Agreement, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Beneficial Interest Certificate.

     THIS BENEFICIAL INTEREST CERTIFICATE MAY BE TRANSFERRED, SOLD, ASSIGNED OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 5.02 AND 6.02 OF THE ACQUIRED SLOT TRUST AGREEMENT. The Holder hereof, by its acceptance of this Beneficial Interest Certificate, agrees not to transfer, sell, assign or otherwise dispose of this Beneficial Interest Certificate except in accordance with the terms of Sections 5.02 and 6.02 of the Acquired Slot Trust Agreement. Upon surrender of this Beneficial Interest Certificate for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed by the registered Holder hereof or his attorney duly authorized in writing, and after compliance with the provisions of Sections 5.02 and 6.02 of the Acquired Slot Trust Agreement, a new Beneficial Interest Certificate representing the undivided beneficial interest in the entire Slot Trust will be executed and delivered to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Slot Trustee may treat the Person in whose name this Beneficial Interest Certificate is registered as the owner hereof for all purposes set forth in the Acquired Slot Trust Agreement.

     IN WITNESS WHEREOF, the Slot Trustee has caused this Beneficial Interest Certificate to be duly executed by an authorized officer of the Slot Trustee as of the date first above written.

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Slot Trustee



                                    By:   ______________________________
                                          Name:
                                          Title:

                     BENEFICIAL INTEREST CERTIFICATE POWER

FOR VALUE RECEIVED, ____________________________________________________ hereby sells, assigns and transfers unto _____________________________________________
(_________) percent of the ownership of the beneficial interest in the ACQUIRED SLOT TRUST NO. 2 (the "Slot Trust") created pursuant to that certain Acquired Slot Trust Agreement Declaration of Trust, dated as of December 9, 1997 (the "Acquired Slot Trust Agreement"), made by Trans World Airlines, Inc., a Delaware corporation (the "Company"), and First Security Bank, National Association, a national bank, as slot trustee (the "Slot Trustee"), standing in the Company's name on the books of the Slot Trustee represented by Beneficial Interest Certificate No. 1, herewith, and do hereby irrevocably constitute and appoint ____________________________________ attorney to transfer said beneficial interest certificate on the books of said Trust with full power of substitution in the premises.

Dated:

                                    TRANS WORLD AIRLINES INC.



                                    By:   ______________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT C

                       TO ACQUIRED SLOT TRUST AGREEMENT

________________________________________________________________________________



                         MASTER SUB-LICENSE AGREEMENT

                                    BETWEEN

                          TRANS WORLD AIRLINES, INC.
                                    ("TWA")

                                      AND

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                 PURSUANT TO THE ACQUIRED SLOT TRUST AGREEMENT

                         DATED AS OF DECEMBER 9, 1997

                     11 1/2% SENIOR SECURED NOTES DUE 2004


________________________________________________________________________________

                         MASTER SUB-LICENSE AGREEMENT



     THIS MASTER SUB-LICENSE AGREEMENT dated as of December 9, 1997 (herein, together with all supplements and amendments hereto, this "Agreement"), made by TRANS WORLD AIRLINES, INC., a Delaware corporation, having an office at 515 N. 6th Street, St. Louis, Missouri 63101 (herein, together with its successors and assigns, "TWA") and the trust existing under the Acquired Slot Trust Agreement Declaration of Trust, dated as of December 9, 1997 (the "Slot Trust"), with FIRST SECURITY BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, having an office at 79 South Main Street, Salt Lake City, Utah 84111 (herein, together with its successors in trust and assigns, the "Slot Trustee").

                               R E C I T A L S:

     WHEREAS, TWA and First Security Bank, National Association, as Trustee, have contemporaneously herewith entered into that certain Indenture dated as of December 9, 1997 (the "Indenture") providing for the issuance of $140,000,000 aggregate principal amount outstanding of 11 1/2% Senior Secured Notes due 2004; and

     WHEREAS, TWA granted, assigned, transferred and conveyed to the Slot Trust by the Deed of Conveyance (as defined in the Definitions Appendix described below) all of the Acquired Slots set forth in Schedule I to the Acquired Slot Trust Agreement; and from time to time hereafter TWA may assign, transfer and convey to the Slot Trust other Slots pursuant to any Subsequent Deed of Conveyance. All Slots so conveyed to the Slot Trust by the Deed of Conveyance and Subsequent Deeds of Conveyance (as defined in the Definitions Appendix) together constitute the "Acquired Slots"; and

     WHEREAS, the Slot Trustee has agreed to grant to TWA an exclusive sub-license (the "Sub-License") to use the Acquired Slots in accordance with this Agreement; and

     WHEREAS, as security for the due and punctual payment, performance and observance in full of the Obligations (as defined in the Definitions Appendix), TWA pledged, among other things, the Beneficial Interest and the Beneficial Interest Certificate, to the Collateral Agent on behalf of the holders of the Securities; and

     WHEREAS, TWA has duly authorized the execution and delivery of this Agreement.

     NOW, THEREFORE, both parties agree as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities (the "Holders").

            ARTICLE 1.  DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.01.  Definitions.  Capitalized terms used and not otherwise
                    -----------
defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached to the Indenture as Appendix I, which shall be a part of this Master Sub-License Agreement as if fully set forth in this place.

     Section 1.02.  Rules of Construction.  The rules of construction for this
                    ---------------------
Master Sub-License Agreement are set forth in Section 2 of the Definitions Appendix.

                            ARTICLE 2.  SUB-LICENSE

     Section 2.01.  Grant of Sub-License.  The Slot Trust does hereby grant unto
                    --------------------
TWA an exclusive Sub-License to use the Acquired Slots, subject to the terms hereof and, except as otherwise provided herein, TWA shall not be required to pay any fee for such Sub-License. The reference to the Slot Trustee having "licensed-back" to TWA the Acquired Slots in the parties' facsimile transmittal to the Office of Slot Administration, Office of the Chief Counsel - Slot Transfers, Federal Aviation Administration, dated December 8, 1997, refers to the Sub-License granted unto TWA by this Section 2.01.

                       ARTICLE 3.  NATURE OF SUB-LICENSE

     Section 3.01.  Non-Proprietary Nature.  The Sub-License shall be deemed to
                    ----------------------
be in the nature of a usufruct and not a proprietary right, and the interest of TWA under this Agreement shall be terminable in accordance with the terms and conditions hereof.

                    ARTICLE 4.  REPRESENTATION AND WARRANTY

     Section 4.01.  Representation and Warranty.  TWA represents and warrants
                    ---------------------------
that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as conducted on the date hereof, and has all such power and authority as is necessary to enter into this Agreement.

                             ARTICLE 5  COVENANTS

     Section 5.01.  Covenants.  TWA covenants and agrees that:
                    ---------

          (a) It shall use the Acquired Slots, or cause the Acquired Slots to be used, in a manner consistent with Title 14 (including the percentage use requirement contained therein) or other regulations established by any lawful authority (unless noncompliance with such provision or regulations is otherwise waived or consented to by the FAA or such authority, as the case may be). TWA shall not use the Acquired Slots for international or essential air service operations as defined by the FAA. TWA shall file all such reports as are required by the FAA or by any other lawful authority to protect each Acquired Slot in form and content in compliance with the provisions of Title 14 or other regulations established by any other lawful authority, which reports shall be delivered to the FAA or such other lawful authority on a timely basis. On or before the tenth Business Day of each month TWA shall furnish to the Slot Trustee a certificate as to its compliance with this Agreement for the immediately preceding three months in substantially the form of Exhibit 1 to this Agreement.

          (b) Except as expressly permitted in this Section 5.01(b), TWA shall not transfer, sub-license or otherwise grant to others rights with respect to the Acquired Slots, and any such non-permitted transfer, sub-license or other grant by TWA shall be null and void. TWA may, in the Ordinary Course Of Business, (i) enter into Slot Trades, and (ii) sub-license and agree to sub-license, directly or indirectly, to air carriers the right to use Acquired Slots (such licenses in this clause (ii) hereinafter referred to as the "Third Party Licenses"), provided that, (A) TWA shall not have outstanding at any one time Third Party Licenses with a Remaining Term of longer than twenty-four (24) months with respect to more than forty percent (40%) of the number of Acquired Slots; (B) in the case of an indirect Third Party License with respect to an Acquired Slot, the direct third party sublicensee shall contractually bind itself with TWA to promptly sub-license the right to use any such Acquired Slot to an air carrier; (C) TWA shall not enter into or agree to enter into any Third Party License with a Remaining Term of longer than fifteen (15) months after its receipt of notice of a Default under Section 6.01(f) of the Indenture or after the occurrence of any other Default under the Indenture and so long as any such Default shall continue and (D) TWA shall not accept prepayments of rentals in connection with Third Party Licenses.

          (c) The rights of all sub-licensees claiming from or under TWA under any and all Third Party Licenses, except as otherwise provided with respect to Prior Third-Party Licenses, are subject and subordinate in all respects to the terms of this Master Sub-License Agreement and the Slot Trust. TWA shall use commercially reasonable efforts to obtain, as promptly as practicable, from each licensee under a Prior Third Party License an agreement (for the express benefit of the Slot Trustee) that, and as a condition to entering into any Third Party License, TWA will require each prospective sub-licensee to agree (for the express benefit of the Slot Trustee) that, upon receipt of notice from the Slot Trustee that this Master Sub-License Agreement has been terminated, it will promptly either
     (i) (A) attorn to the Slot Trustee for the then scheduled Remaining Term of the Third-Party License and acknowledge that, thereafter, its rights with respect to the relevant Acquired Slot have terminated, and (B) agree that for the Remaining Term of such Third Party License it will make license payments directly to the Slot Trustee in an amount equal to the higher of
     (1) the payments that, from time to time, would have been due and payable under the terms of the Third-Party License, or (2) monthly fair market value license payments with respect to the relevant Acquired Slot, or (ii) acknowledge that such Third Party License, and the Third-Party Licensee's rights with respect to the relevant Acquired Slot, shall terminate sixty
     (60) days after notice from the Slot Trustee to such licensee of the Slot Trustee's election to terminate such license. TWA shall not extend and shall not, in any material respect, amend the Prior Third Party Licenses described in Schedule II to the Acquired Slot Trust Agreement, except on terms complying with this paragraph and Section 5.01(b).

          (d) TWA shall pay any reasonable fees or expenses incurred by the Slot Trust or Slot Trustee in connection with being the holder of record at the FAA of any Acquired Slot or the right to use any Acquired Slot.

          (e) TWA shall take any action necessary to maintain the Slot Trust as the holder of record at the FAA of the Acquired Slots.

             ARTICLE 6.  EVENT OF LOSS; RELEASE OF ACQUIRED SLOTS

     Section 6.01.  Event of Loss.  (a) On the occurrence of an Event of Loss
                    -------------
with respect to an Acquired Slot, TWA shall give the Slot Trustee prompt notice thereof and shall satisfy the Substitution Requirements.

          (b) Upon compliance by TWA with its obligations above, with Article 7 hereof and with any applicable requirements of the TIA, and upon Request and payment by TWA of the Slot Trustee's costs (including reasonable legal fees and disbursements) incurred in connection with the foregoing, and provided that any Slot which may be assigned, transferred and conveyed to the Slot Trust as provided above shall immediately upon such assignment, transfer and conveyance for all purposes under the Indenture, the Pledge Agreement, the Declaration, any Subsequent Deed of Conveyance and this Agreement become and be an Acquired Slot, the Slot Trust shall execute and deliver the required documents, assigning, transferring and conveying the Acquired Slot which was the subject of the Event of Loss to TWA or its designee, without recourse, whereupon such Acquired Slot shall cease to be an Acquired Slot for all purposes of the Indenture and the Operative Documents, including this Agreement.

     Section 6.02.  Release of Acquired Slots.  Upon Request and payment by TWA
                    -------------------------
of the Slot Trustee's costs (including reasonable legal fees and disbursements) incurred in complying with such Request:

          (a) Sale to Third Parties. So long as no Event of Default has occurred and is continuing or would result therefrom, the Slot Trust shall assign, transfer and convey to TWA or its designee, without recourse, any Acquired Slot that is the subject of a contract of sale pursuant to which TWA has agreed to sell such Acquired Slot in the Ordinary Course, on an arm's-length basis to an unaffiliated third party within ninety (90) days after the date of such release, which contract contains only closing conditions that are customary to a sale of that kind at that time and which sale is not a "sale/leaseback" or other similar transaction used by TWA as a financing vehicle, but only if TWA shall comply with the Substitution Requirements.

          (b) Release of Acquired Slots Upon Partial Prepayment. Simultaneously with or promptly following the cancellation of any Securities, whether pursuant to a partial repurchase of any Securities pursuant to any Offer to Purchase under the Indenture, following a tender of Securities in connection with a tender offer therefor or otherwise and subject to compliance by the Company with the Preconditions, and provided that after giving effect to such release of Acquired Slots, the Company will be in compliance with the Security Ratio requirements set forth in the definition thereof, the Slot Trustee shall assign, transfer and convey to TWA or its designee without recourse the Acquired Slots set forth in
     Schedule 1 hereto (the "Released Slots") based upon the reduction in the amount of Securities Outstanding to an amount equal to or less than the level specified for the release of particular Acquired Slots as set forth in said Schedule 1 (the "Release Trigger").

          (c) Release of Acquired Slot. Subject to the conditions and upon compliance with all of the requirements of this Section 6.02 and Article 7 hereof and any applicable requirements of the TIA, and provided that any Slot which may be assigned, transferred and conveyed to the Slot Trust shall immediately upon such assignment, transfer and conveyance, for all purposes under the Indenture, the Pledge Agreement, the Declaration, any Subsequent Deed of Conveyance and this Agreement become and be an Acquired Slot, the Acquired Slot or Acquired Slots, as the case may be, released pursuant to Section 6.02(a) or 6.02(b), as the case may be, shall cease to be Acquired Slots for all purposes hereof and of the Indenture and the Operative Documents (unless later reassigned, retransferred and reconveyed to the Slot Trust).

                  ARTICLE 7.  SUBSEQUENT DEEDS OF CONVEYANCE

     Section 7.01.  Subsequent Deeds of Conveyance.  If and whenever TWA shall
                    ------------------------------
be required to assign, transfer and convey Slots to the Slot Trust or if TWA shall at any time desire to assign, transfer and convey Slots to the Slot Trust, TWA will furnish to the Slot Trustee the following:

          (a) a Subsequent Deed of Conveyance duly executed by TWA, appropriately describing and identifying such Slots; and

          (b) an Opinion of Counsel, dated the date of execution of said Subsequent Deed of Conveyance, stating that:

          (i) all necessary filings have been made with the FAA to effect the transfer of such Slots from TWA to the Slot Trust pursuant to Title 14, Code of Federal Regulations, Part 93.221 (the "FAA Slot Regulations"), and TWA has received confirmation from the FAA of the transfer of such Slots to the Slot Trust and of the license-back to TWA pursuant to the Subsequent Deed of Conveyance and this Agreement; the Slot Trust owns such Slots subject to the transfers permitted under the Subsequent Deed of Conveyance and this Agreement and owns such Slots free and clear of all liens and interests of others except as may be provided herein and the Slot Trust has been identified as the owner and holder of record of each such Slot pursuant to the FAA Slot Regulations; TWA has been identified as the operator of record of such Slots (subject to transfers permitted under the Subsequent Deed of Conveyance and this Agreement) and such right to use such Slots has been duly recorded in the name of TWA pursuant and subject to the FAA Slot Regulations; and

          (ii) except as described in subsection 7.01(b)(i) above, no authorization, approval, consent or license of the FAA or the Department of Transportation of the United States is required for the execution, delivery, or performance of the Subsequent Deed of Conveyance by TWA; and

          (c) Such Officers' Certificates, Opinions of Counsel or other documents, if any, as the TIA may require or the Slot Trustee may reasonably require.

                ARTICLE 8.  REMEDIES UPON DEFAULT OR FAA ACTION

     Section 8.01.  Remedies upon Default or FAA Action.  (a) The parties
                    -----------------------------------
acknowledge and agree that the primary operating authority represented by a Slot exists at the discretion of the FAA, acting pursuant to Title 14 and statutory authority, and that the FAA may terminate, cancel, withdraw or revoke a Slot or amend or revoke the regulation which permits Slots to be bought and sold and thereby gives them value (any of the foregoing, an "FAA Action"). The parties further acknowledge and agree that any of these actions by the FAA would substantially impair the rights of the Slot Trustee and the value of the Collateral.

          (b)    It is understood and agreed between the parties that:

          (I) UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE INDENTURE OR AN FAA ACTION AND DURING THE CONTINUANCE THEREOF, TWA SHALL DELIVER TO THE COLLATERAL AGENT, ALL CONSIDERATION TO BE RECEIVED BY TWA AFTER SUCH EVENT OF DEFAULT OR FAA ACTION (OTHER THAN THE RIGHT TO USE A SLOT, AS TO WHICH A PERSON OTHER THAN TWA IS THE HOLDER OF RECORD AT THE FAA) IN CONNECTION WITH A THIRD PARTY LICENSE OR SLOT TRADE; PROVIDED THAT IF SUCH CONSIDERATION IS A SLOT, AS TO WHICH TWA BECAME THE HOLDER OF RECORD AT THE FAA, SUCH SLOT SHALL BE ASSIGNED, TRANSFERRED AND CONVEYED TO THE SLOT TRUST AND SHALL BE HELD BY THE SLOT TRUST AS A SLOT TRUST ASSET;

          (II) UPON THE ACCELERATION OF TWA'S OBLIGATIONS UNDER THE SECURITIES IN ACCORDANCE WITH THE INDENTURE, THIS AGREEMENT WILL, WITHOUT ANY ACTION BY ANY PARTY THERETO, TERMINATE AND TWA SHALL HAVE NO FURTHER RIGHT OR INTEREST IN THE ACQUIRED SLOTS AND THE SLOT TRUSTEE MAY TAKE SUCH ACTIONS AS NECESSARY TO CAUSE OR ALLOW THE TERMINATION OF OR ENFORCE ATTORNMENT OBLIGATIONS UNDER OR OTHERWISE DEAL WITH THIRD PARTY LICENSES AND SLOT TRADES, AND TO ASSIGN, TRANSFER AND CONVEY BY DEED OF CONVEYANCE, WITHOUT RECOURSE, WARRANTY OR REPRESENTATION THE ACQUIRED SLOTS; PROVIDED, THAT, IF SUCH

     ACCELERATION IS RESCINDED IN ACCORDANCE WITH SECTION 6.2 OF THE INDENTURE PRIOR TO THE SLOT TRUSTEE'S HAVING DISPOSED OF ANY OF THE ACQUIRED SLOTS, THIS AGREEMENT WILL, WITHOUT ANY ACTION BY ANY PARTY THERETO, BE REINSTATED WITH RESPECT TO THOSE SLOTS STILL HELD BY THE SLOT TRUSTEE AFTER TAKING ANY SUCH ACTION; AND

          (III) IN FURTHERANCE OF THE FOREGOING, THE SLOT TRUSTEE IS HEREBY IRREVOCABLY APPOINTED THE TRUE AND LAWFUL ATTORNEY OF TWA, IN ITS NAME AND STEAD, TO THE EXTENT PERMITTED BY LAW, TO EXECUTE, FILE, REGISTER AND/OR RECORD ALL DOCUMENTS AND INSTRUMENTS OF ASSIGNMENT, TRANSFER AND SURRENDER OF THE ACQUIRED SLOTS (INCLUDING, WITHOUT LIMITATION, AN INSTRUCTION TO TRANSFER OPERATOR STATUS IN THE FORM ATTACHED HERETO AS EXHIBIT 2, A COPY OF WHICH HAS BEEN EXECUTED IN BLANK BY AN AUTHORIZED OFFICER OF TWA AND DELIVERED TO THE SLOT TRUSTEE, BUT WHICH MAY ALSO BE EXECUTED ON BEHALF OF TWA BY THE SLOT TRUSTEE PURSUANT TO THIS POWER OF ATTORNEY), AND ALL OTHER DOCUMENTS AND INSTRUMENTS, NECESSARY, OR IN THE GOOD FAITH OPINION OF THE SLOT TRUSTEE DESIRABLE, IN ORDER TO (X) RECORD OF RECORD WITH THE FAA ANY TERMINATION OF TWA'S RIGHTS OR INTERESTS IN THE ACQUIRED SLOTS UPON THE ACCELERATION OF TWA'S OBLIGATIONS UNDER THE SECURITIES IN ACCORDANCE WITH THE INDENTURE, (Y) UPON OR AT ANY TIME AFTER SUCH ACCELERATION, EFFECT THE TRANSFER OF TWA'S OPERATOR STATUS WITH RESPECT TO ANY OR ALL OF THE ACQUIRED SLOTS TO THE SLOT TRUSTEE OR A THIRD PARTY DESIGNATED BY THE SLOT TRUSTEE AND/OR (Z) OTHERWISE EFFECT THE ACTIONS THAT THE SLOT TRUSTEE IS AUTHORIZED, OR INTENDED TO BE AUTHORIZED, TO TAKE PURSUANT TO THE FOREGOING CLAUSES (I) AND (II) OF THIS SECTION 8.01(B), AND MAY SUBSTITUTE ONE OR MORE PERSONS, FIRMS OR CORPORATIONS WITH LIKE POWER, TWA HEREBY RATIFYING AND CONFIRMING ALL THAT ITS SAID ATTORNEY OR SUCH SUBSTITUTE OR SUBSTITUTES SHALL LAWFULLY DO BY VIRTUE HEREOF; BUT IF SO REQUESTED BY THE SLOT TRUSTEE, TWA SHALL RATIFY AND CONFIRM ANY SUCH ACTION TAKEN IN ACCORDANCE WITH THIS POWER OF ATTORNEY AS MAY BE DESIGNATED IN ANY SUCH REQUEST. THE FOREGOING POWER OF ATTORNEY IS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT, PROVIDED ONLY THAT THE FOREGOING POWER OF ATTORNEY WILL TERMINATE UPON RECONVEYANCE OF THE ACQUIRED SLOTS TO TWA IN ACCORDANCE WITH SECTION 9.01 HEREOF.

          (c) In view of the nature of a Slot and the discretion given to the FAA with respect to Slots, the parties understand and agree that the termination, cancellation, withdrawal or revocation of the Acquired Slots or the amendment or revocation of the regulation which permits Slots to be bought and sold would cause a immediate and permanent detrimental effect upon the Slot Trust and the ability of the Holders to look to the pledge by TWA of the Beneficial Interest and the Beneficial Interest Certificate to secure TWA's obligations under the Securities and the Indenture. In accordance with the foregoing, upon the acceleration of TWA's obligations under the Securities in accordance with the Indenture, the Slot Trustee and TWA shall (unless such action on the part of the Slot Trustee is not consistent with action a prudent man would exercise or use under the circumstances in the conduct of his own affairs or is not required to authorize and permit the Slot Trustee to take the actions described in this sentence) apply for and use their best efforts to obtain a temporary restraining order and preliminary and final injunctive or other equitable relief authorizing and permitting the Slot Trustee to cancel, or confirming the cancellation of, this Agreement in accordance with Section 8.01(b) hereof, and authorizing and permitting the Slot Trustee to sell, assign, transfer and convey the Acquired Slots for a price and under such terms and conditions as may be commercially reasonable and/or to preserve, to the maximum extent possible, the value of the Acquired Slots.

          (d) In accordance with the foregoing, TWA further recognizes, understands and agrees that in the event of either a filing by TWA or a entry of an order or decree against TWA of a petition under the Bankruptcy Law then, and in either such event, the Slot Trust will only be protected adequately with respect to the Acquired Slots upon the immediate entry of an order providing either (i) for immediate abandonment of the Acquired Slots to the Slot Trust and a grant of authority to the Slot Trust to assign, transfer and convey the Acquired Slots and have the Collateral Agent hold any proceeds thereof for the benefit of the Holders or (ii) permitting TWA, at the sole discretion of the Slot Trustee, which may be revoked at any time as to any one or more or all of the Acquired Slots, to continue to use all of the Acquired Slots on a daily basis so as to prohibit the FAA from immediately terminating, canceling, withdrawing or revoking the rights thereunder.

     It is the position of the Slot Trust and TWA that under the terms of the Deed of Conveyance, any Subsequent Deed of Conveyance and this Agreement, TWA (for all purposes other than tax purposes) has assigned, transferred and conveyed (or, in the case of any Subsequent Deed of Conveyance, will have assigned, transferred and conveyed) its entire property interest, if any, in the Acquired Slots and can only acquire an interest therein upon satisfaction of all of the Obligations or under limited circumstances set forth in Article 6 hereof.

     In the event, however, that it is determined by a court of competent jurisdiction that a property interest in the Acquired Slots does so exist in TWA notwithstanding the failure of TWA to satisfy all of the Obligations or the existence of certain circumstances set forth in Article 6 hereof, then and in that event, the Slot Trustee and TWA agree that an order for adequate protection pertaining to the foregoing rights of the Slot Trust with respect to the Acquired Slots shall be immediately entered and TWA does hereby for itself and its successors and assigns, including without limitation a trustee in any proceeding instituted by or against TWA under the Bankruptcy Law, consent to the entry of a order providing for such adequate protection of the Slot Trust's interest in the Acquired Slots.

        ARTICLE 9.  TERMINATION AND RECONVEYANCE OF ALL ACQUIRED SLOTS

     Section 9.01.  Reconveyance of All Acquired Slots.  In the event that no
                    ----------------------------------
Default or Event of Default exists under the Indenture, and TWA satisfies all of the Obligations, then, and in that event, upon receipt by the Indenture Trustee of such satisfaction in immediately available funds, the Slot Trustee shall, without cost or charge to TWA (except as otherwise provided herein), reassign, retransfer and reconvey by deed of conveyance without recourse, representation or warranty to TWA, all of the Acquired Slots, except that the Slot Trustee shall represent and warrant that (except in accordance with Article 8 hereof), it has made no transfers of, or knowingly permitted any liens to be imposed upon, Acquired Slots other than the limited interest granted to TWA under this Agreement, and thereupon this Agreement (other than Article 10 hereof) shall terminate.

     Section 9.02.  Continued Effectiveness of Agreement.  If the reassignment,
                    ------------------------------------
retransfer or reconveyance referred to in Section 9.01 hereof is prohibited by any then applicable law or regulation, this Agreement (including Section 5.01(e) but otherwise excluding Articles 5, 6, 7, 11, 12, 13 and 14 hereof) will continue in effect until such time as the reassignment, retransfer or reconveyance of the primary operating authority with respect to the Acquired Slots is permitted.

                         ARTICLE 10.  INDEMNIFICATION

     Section 10.01. Indemnification by TWA.  TWA shall indemnify and hold
                    ----------------------
harmless the Slot Trustee to the extent provided to the Indenture Trustee under
Section 7.7 of the Indenture, and the Slot Trustee shall have those rights set forth in such Section 7.7 for the Indenture Trustee.

                            ARTICLE 11.  AMENDMENTS

     Section 11.01. Amendments.  (a) Except as provided in Section 11.01(b)
                    ----------
hereof, and subject to Section 4.11 of the Indenture and Article 9 of the Indenture, this Agreement may be amended by TWA and the Slot Trustee only with the affirmative vote of the Required Holders; provided, however, that the
                                              --------  -------
affirmative vote of each Holder shall be required to amend this Section 11.01.

       (b) TWA and the Slot Trustee may also amend this Agreement without the vote of the Holders if such parties each deem it necessary to cure any ambiguity, defect or inconsistency or conform this Agreement to the requirements of applicable laws so long as such amendment does not have a material adverse effect on the interests of the Holders.

                           ARTICLE 12.  ASSIGNMENTS

     Section 12.01. Rights of Assignment by TWA.  TWA and the Slot Trustee
                    ---------------------------
understand and agree that the interest of TWA under this Agreement is not assignable and that any attempt to assign all or any portion of this Agreement by TWA shall be null and void ab initio except for an assignment in connection with a merger, consolidation or sale of substantially all TWA's assets permitted under the Indenture.

                      ARTICLE 13.  INDEPENDENT APPRAISALS

     Section 13.01.  Independent Appraisal Required Under Certain Circumstances.
                     ----------------------------------------------------------
Whenever a Permitted Substitute has been used or operated by a Person or Persons other than TWA, in a business similar to that in which it has been or is to be used or operated by TWA, within six (6) months prior to the date of its acquisition by TWA, or the fair value of any Acquired Slots or Collateral to be released, assigned or transferred by the Collateral Agent or the Slot Trust, together with all other Property so released, assigned or transferred since the commencement of the then-current calendar year or in any twelve (12) month period, as set forth in the certificate or certificates required by this Agreement, is ten percent (10%) or more of the aggregate principal amount of Securities at the time Outstanding, TWA will provide to the Slot Trustee such certificates and opinions, if any, as the TIA may require.

           ARTICLE 14.  RECEIPT OF CASH AND/OR INVESTMENT SECURITIES
                              BY THE SLOT TRUSTEE

     Section 14.01.  Receipt of Cash And/or Investment Securities.  In the event
                     --------------------------------------------
the Slot Trust or the Slot Trustee (in its capacity as Slot Trustee) receives any Property (including, without limitation, cash and/or Investment Securities) other than Slots, such Property shall immediately be delivered to the Collateral Agent (which shall be evidenced by a certificate of the Collateral Agent delivered to the Slot Trustee, acknowledging receipt of such Property).

                           ARTICLE 15.  SLOT TRUSTEE

     Section 15.01.  Rights and Duties of Slot Trustee.  Except as specifically
                     ---------------------------------
set forth herein, in the Pledge Agreement or in the Slot Trust Agreement, the Slot Trustee shall have no duty (i) to perform any recording or filing in connection with the Slot Trust Assets, (ii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien owing with respect to, or assessed or levied against, any part of the Slot Trust Assets, or
(iii) to take any other actions in connection with the use, operation, management or maintenance of the Slot Trust Assets.

     Except as provided in Section 9.01 hereof, the Slot Trustee does not make and shall not be deemed to have made any representation or warranty, expressed or implied, as to the title, merchantability, compliance with specifications, condition, design, operation, fitness for use or for a particular purpose, or any other representation or warranty whatsoever, expressed or implied, with respect to the Slot Trust Assets.

     Section 15.02.  References to Slot Trust and Slot Trustee.  All references
                     -----------------------------------------
in this Agreement and the other Operative Documents to the Slot Trust or the Slot Trustee shall be to both the Slot Trust and the Slot Trustee unless such a reference would render the provision in which it is contained meaningless or ambiguous.

                          ARTICLE 16.  MISCELLANEOUS

     Section 16.01  Notices; Waivers.  Any request, demand, authorization,
                    ----------------
direction, notice, consent, waiver or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with

          (a) TWA shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by first-class mail, or by a nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to TWA at:

              Trans World Airlines, Inc.
              One City Centre
              515 N. 6th Street
              St. Louis, Missouri  63101

              Attention:  Senior Vice President & General Counsel

              Telecopier No.:  (314) 589-3267

          (b) the Slot Trustee shall be sufficient for every purpose hereunder if in writing (including telecopied communications) and made, given, furnished or filed by personal delivery or mailed by registered or certified mail, or by a nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, to or with the Slot Trustee at:

              First Security Bank, National Association
              79 South Main Street
              Salt Lake City, Utah  84111

              Attention:  Corporate Trust Department

              Telecopier No.:  (801) 246-5528

or to any of the above parties at any other address or telecopier number subsequently furnished in writing by it to each of the other parties listed above. An affidavit by any person representing or acting on behalf of TWA or the Slot Trustee as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or communication.

     Any notice or communication mailed to a Holder shall be mailed to such Holder by first-class mail or by nationally recognized overnight courier, postage or courier charges, as the case may be, prepaid, at such Holder's address as it appears on the Register and shall be sufficiently given to such Holder if so mailed within the time prescribed.

     Failure to mail a notice or send a communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Notices to the Slot Trustee or to TWA are deemed given only when received. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Holders shall be filed with the Slot Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 16.02.  Amendments, Etc.  Subject to Section 11.01, no amendment or
                     ---------------
waiver of any provision of this Agreement nor consent to any departure by TWA therefrom shall in any event be effective unless the same shall be in writing, and signed by the Slot Trustee and approved by the Required Holders if required hereby or by the Indenture, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

     Section 16.03.  No Waiver; Remedies.  (a) No failure on the part of the
                     -------------------
Slot Trustee to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or the Indenture, the Securities or any of the other Operative Documents.

          (b) Failure by the Slot Trustee at any time or times hereafter to require strict performance by TWA or any other Person of any of the provisions, warranties, terms or conditions contained herein or in any of the Indenture, the Securities or any other Operative Documents now or at any time or times hereafter executed by TWA or any such other Person and delivered to the Slot Trustee shall not waive, affect or diminish any right of the Slot Trustee at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Slot Trustee or any agent, officer or employee of the Slot Trustee.

     Section 16.04.  Conflict with Trust Indenture Act of 1939.  If and to the
                     -----------------------------------------
extent any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive of the TIA, such imposed duties shall control.

     Section 16.05.  Holidays.  In the event that any date for the payment of
                     --------
any amount due hereunder shall not be a Business Day, then (notwithstanding any other provision of this Agreement) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue on such payment for the period from such due date to and including the next succeeding Business Day.

     Section 16.06.  Successors and Assigns.  This Agreement and all obligations
                     ----------------------
of TWA hereunder shall be binding upon the successors and if permitted assigns of TWA, and shall, together with the rights and remedies of the Slot Trustee hereunder, inure to the benefit of the

Slot Trustee, the Holders, and their respective successors and assigns. Any assignment of this Agreement in violation of Section 12.01 herein shall be null and void ab initio.

     Section 16.07.  Governing Law; Waiver of Jury Trial.  (a) The laws of the
                     -----------------------------------
State of New York shall govern this Agreement without regard to principles of conflict of laws.

          (b) TWA and the Slot Trustee each waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with this Agreement. Instead, any disputes resolved in court will be resolved in a bench trial without a jury.

     Section 16.08.  Indemnification.  TWA agrees to pay, and to save the Slot
                     ---------------
Trustee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or Slot Trust Assets or in connection with any of the transactions contemplated by this Agreement.

     Section 16.09.  Effect of Headings.  The Article and Section headings and
                     ------------------
the Table of Contents contained in this Agreement have been inserted for convenience of reference only, and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     Section 16.10.  No Adverse Interpretation of Other Agreement.  This
                     --------------------------------------------
Agreement may not be used to interpret any agreement of TWA or any of its Subsidiaries which is unrelated to the Indenture, the Securities or the other Operative Documents. Any such other agreement may not be used to interpret this Agreement.

     Section 16.11.  No Recourse Against Others.  A director, officer, employee
                     --------------------------
or stockholder, as such, of TWA shall not have any liability for any obligations of TWA under the Agreement or for any claim based on, in respect of or by reason of such obligations or its creation.

     Section 16.12.  Counterpart Originals.  This Agreement may be signed in two
                     ---------------------
or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     Section 16.13.  Severability.  The provisions of this Agreement are
                     ------------
severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction, and a Holder shall have no claim therefor against any party hereto.

     Section 16.14.  Benefits of Agreement Restricted.  Subject to the
                     --------------------------------
provisions of Sections 12.01 and 16.06, nothing in this Agreement, express or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and the

Holders, any legal or equitable right, remedy or claim under or in respect of this Agreement or under any covenant, condition, or provision herein contained, all such covenants, conditions and provisions being for the sole benefit of the parties hereto and their successors and of the Holders.

     Section 16.15.  Survival Provisions.  Notwithstanding any right of the
                     -------------------
Collateral Agent, the Initial Purchasers or any of the Holders to investigate the affairs of TWA, and notwithstanding any knowledge of facts determined or determinable by any of them pursuant to such investigation or right of investigations all representations, warranties and covenants of TWA contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Master Sub-License Agreement to be duly executed as of the date first written above.

                                    TRANS WORLD AIRLINES, INC.



                                    By:  _______________________________
                                         Name:
                                         Title:


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Slot Trustee on behalf of the Slot Trust



                                    By:  _______________________________
                                         Name:
                                         Title:

                                                                    EXHIBIT 1 TO
                                                                       EXHIBIT C

                                  CERTIFICATE
                                  -----------

     The undersigned, [Manager of Current Schedules and Industry Affairs] of Trans World Airlines, Inc. ("TWA"), DOES HEREBY CERTIFY THAT:

     1. This Certificate is delivered to the Slot Trustee pursuant to Article 5, Section 5.01(a) of the Master Sub-License Agreement dated as of December 9, 1997 (the "Master Sub-License Agreement") between TWA and First Security Bank, National Association, as Slot Trustee pursuant to the Acquired Slot Trust Agreement, dated as of December 9, 1997. All capitalized terms used herein and not otherwise defined have the respective meanings ascribed to them in the Master Sub-License Agreement or incorporated therein by reference.

     2. I am responsible for maintaining and managing the operation of slots (as such term is defined in 14 C.F.R. 93) for TWA.

     3. Except as noted on Schedule A attached hereto, during each of the one-month, two-month and three-month periods ending the last day of the month preceding the date of this Certificate:

          (a) all the Acquired Slots were operated by TWA or other carriers or both; and

          (b)  (i)     the Acquired Slots operated by TWA, and

               (ii) to the best of my knowledge based upon due inquiry, the Acquired Slots operated by all other carriers, and

               (iii) accordingly, to the best of my knowledge, all the Acquired Slots were used in a manner consistent with the usage and other requirements of 14 C.F.R. 93 and Section 5.01(a) of the Master Sub-License Agreement; and

          (c) no notice of non-compliance with FAA Slot Regulations has been received from the FAA with respect to any Acquired Slot.


DATED:_____________________               BY:___________________________________
                                                 NAME:

Att:  Schedule A (None - No Exceptions)

                                                                    EXHIBIT 2 TO
                                                                       EXHIBIT C

                    INSTRUCTION TO TRANSFER OPERATOR STATUS

     The undersigned TRANS WORLD AIRLINES, INC. ("TWA") hereby authorizes and directs the Federal Aviation Administration, Office of Slot Administration (and any successor federal agency or office thereof, the "FAA") to assign, transfer and convey operator status of the right to conduct Instrument Flight Rule (as defined under the Federal Aviation Act of 1958, as amended) take-offs or landings in specified one-hour or half-hour periods set forth on Schedule A hereto (the "Slots") to __________________________________, and to record such assignment, transfer and conveyance of operator status on the records of the FAA.

     IN WITNESS WHEREOF, the undersigned, TWA, by and through its duly authorized officer does hereby execute this instruction to transfer the Slots ("Instruction") as of this ___ day of ____________, ________.


                                    TRANS WORLD AIRLINES, INC.


                                    By:  _______________________________
                                             Name:
                                             Title:


                                    ____________________________________
                                    (Name of Transferee)

                                    By:  _______________________________
                                             Name:
                                             Title:

By execution below, the Federal Aviation Administration
Office of Slot Administration, acknowledges receipt of this Instruction, this ___ day of __________, ________.


By:  _______________________________
          Name:
          Title:

                                                                      SCHEDULE 1
                                                                    TO EXHIBIT C

                             SLOT RELEASE SCHEDULE

        Released Slots                               Slot Release Trigger
        --------------                               --------------------
All Slots listed on Schedule                           $ 100,000,000.00
I to the Acquired Slot Trust
Agreement

Note: Slots referred to are as of the date of the Master Sub-License Agreement. If additional or substitute Slots are conveyed to the Slot Trust in satisfaction of the Substitution Requirements, such substitute Acquired Slots shall be subject to release at the same time and under the same circumstances (and only at the same time and under the same circumstances) as the Acquired Slots for which they were substituted could have been released under the Master Sub-License Agreement.